UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 23, 2011
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.
During the period subsequent to the quarter ended June 30, 2011 and through August 25, 2011, Core-Mark Holding Company, Inc. (the “Company”) issued a total of 281,560 shares of common stock in transactions that were not registered under the Securities Act of 1933. The issuance consisted of 227,306 shares of common stock issued upon the cash and/or cashless exercise of 430,643 of the Company's outstanding "Class 6(B)" warrants and 54,254 shares of common stock issued upon the cashless exercise of 94,315 of the Company's outstanding "Tranche B" warrants. The issuance included the remaining Class 6(B) warrants outstanding which expired on August 23, 2011, at which time such outstanding warrants were net issued in an automatic cashless exercise in accordance with their terms.
The Class 6(B) warrants were originally issued in August 2004 to the Class 6(B) creditors of Fleming (the Company's former parent company) pursuant to its plan of reorganization. The Company received no cash consideration at the time it issued the Class 6(B) warrants. The Class 6(B) warrants had an exercise price of $20.93 per share. The shares of common stock issued upon the exercise of the Class 6(B) warrants were issued pursuant to an exemption from registration under Section 1145(a) of the Bankruptcy Code.
The Tranche B warrants were originally issued in August 2004 to the holders of the Company's Tranche B Notes. The Tranche B warrants had an exercise price of $15.50 per share. The shares of common stock issued upon the exercise of the Tranche (B) warrants were sold in an exchange for previously issued securities in a transaction exempt from registration pursuant to Section 3(a)(9) of the Securities Act.
After giving effect to the foregoing transactions, (a) all 990,616 Class 6(B) warrants originally issued have been exercised (pursuant to prior cash and cashless exercise transactions) resulting in a cumulative net issuance of 580,102 shares of common stock, and (b) all 247,654 Tranche B warrants originally issued have been exercised (pursuant to prior cashless exercise transactions) resulting in a cumulative net issuance of 145,512 shares of common stock. A cumulative total of 725,614 shares have been net issued upon cash and cashless exercises of the Company's warrants and no Class 6(B) warrants or Tranche B warrants remain outstanding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: August 29, 2011	By:	/s/ Christopher M. Miller
	Name:	Christopher M. Miller
	Title:	Chief Accounting Officer

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